TF P-1

SUPPLEMENT DATED july 30, 2008
TO THE CURRENTLY EFFECTIVE PROSPECTUS
OF EACH OF THE LISTED FUNDS

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

FRANKLIN NEW YORK TAX-FREE TRUST

Franklin New York Insured Tax-Free Income Fund
Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin New York Limited-Term Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

The applicable Boards of Trustees recently approved a proposal to reorganize Franklin California Limited-Term Tax-Free Income Fund (“California Fund”), a series of Franklin California Tax-Free Trust, and Franklin New York Limited-Term Tax-Free Income Fund (“New York Fund”), a series of Franklin New York Tax-Free Trust, with and into Franklin Federal Limited-Term Tax-Free Income Fund (“Federal Fund”), a series of Franklin Tax-Free Trust, subject to shareholder approval. The investment goals of the Funds are substantially similar.  Each Fund seeks to provide investors with as high a level of income exempt from federal income taxes (including, for the Federal Fund, the alternative minimum tax) as is consistent with prudent investment management and the preservation of shareholders’ capital.  The California Fund and the New York Fund also seek to provide such level of income exempt from California State and New York State and City personal income taxes, respectively.

It is anticipated that in the third quarter of 2008 shareholders of the Funds will receive a proxy and proxy statement/prospectus requesting their votes on the reorganization for their Fund. If approved by Fund shareholders, the transaction is currently expected to be completed in November 2008. While shareholders of the New York Fund and California Fund are voting on the same proposal, each reorganization represents a separate transaction. This means that the reorganization may be effected for a Fund if that Fund’s shareholders vote in favor of the proposal and the other Fund’s shareholders do not. The Funds will be closed to new investors after the close of the market on July 31, 2008. If you are a shareholder of record of the Funds as of the close of the market on July 31, 2008, you may continue to add to your account, subject to the terms of your investment plan, until the reorganization is approved by the Funds’ shareholders.

Please keep this supplement for future reference